Exhibit 4.1

TRADEMARK SECURITY AGREEMENT
(TRADEMARKS, TRADEMARK REGISTRATIONS,
TRADEMARK APPLICATIONS AND TRADEMARK LICENSES)

As of April 8, 2025

WHEREAS, Cineverse Corp., a Delaware corporation (f/k/a Cinedigm Corp.) (“Borrower”) and the Guarantors referred to in the Loan Agreement (as defined below) (each a “Grantor” and collectively the “Grantors”) now own or hold and may hereafter adopt, acquire or hold Trademarks (defined as all of the following: all trademarks, service marks, trade names, corporate names, company names, business names, fictitious business names, trade dress, logos, other source of business identifiers and general intangibles of like nature, now existing or hereafter adopted or acquired, all registrations and recordings thereof or similar property rights, and all applications filed in connection therewith, including, without limitation, registrations, recordings and applications in the United States Patent and Trademark Office or in any similar office or agency of the United States, or any state thereof or any other country or any political subdivision of any thereof, and all reissues, extensions or renewals thereof), including, without limitation, the Trademarks listed on Schedule A annexed hereto, as such Schedule may be amended from time to time by the addition of Trademarks subsequently registered or otherwise adopted, acquired or held by any Grantor;

WHEREAS, pursuant to that certain Second Amended and Restated Loan, Guaranty and Security Agreement dated as of even date herewith (as the same may be amended, supplemented or otherwise modified, renewed, restated or replaced from time to time, the “Loan Agreement”; capitalized terms used herein and not otherwise defined shall have the meanings ascribed to such terms in the Loan Agreement), among Borrower, the Guarantors referred to therein and East West Bank (“Bank”), Bank has agreed to make Credit Extensions and extend other financial accommodations to Borrower;

WHEREAS, pursuant to the terms of the Loan Agreement, each Grantor has granted to Bank a security interest in and to all personal property of such Grantor, including, without limitation, all right, title and interest of the Grantors in, to and under all of such Grantor’s Trademarks and Trademark licenses (including, without limitation, those Trademark licenses listed on Schedule A hereto), whether now owned, presently existing or hereafter arising, adopted or acquired and whether or not in possession of such Grantor, together with the goodwill of the business connected with, and symbolized by, the Trademarks and all products and proceeds thereof and all income therefrom, including, without limitation, any and all causes of action that exist now or may exist in the future by reason of infringement or dilution thereof or injury to the associated goodwill, to secure the payment and performance of the Obligations; and

WHEREAS, Bank and the Grantors by this instrument seek to confirm and make a record of the grant of a security interest in the Trademarks and the goodwill associated therewith.

NOW, THEREFORE, for good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, each Grantor does hereby grant to Bank, as security for the Obligations, a continuing security interest in all of such Grantor’s right, title and interest in, to and under the following (all of the following items (i) through (iii) or types of property being collectively referred to herein as the “Trademark Collateral”), whether now owned, presently existing or hereafter arising, adopted or acquired and whether or not in possession of such Grantor:

(i)
each Trademark and all of the goodwill of the business connected with the use of, and symbolized by, each Trademark, including, without limitation, each Trademark referred to in Schedule A annexed hereto;
(ii)
each Trademark license, including, without limitation, each Trademark license referred to in Schedule B annexed hereto, to the extent such Trademark license does not prohibit the licensee from assigning or granting a security interest in its rights thereunder; and
(iii)
all products and proceeds of, and income from, any of the foregoing, including, without limitation, any claim by such Grantor against third parties for the past, present or future infringement or dilution of any Trademark or any Trademark licensed under any Trademark license, or for injury to the goodwill associated with any Trademark;

Each Grantor hereby agrees to ensure that all registrations for Trademarks which remain in use by the relevant Grantor are kept in force for the duration of this Trademark Security Agreement, and to deliver updated copies of Schedule A and Schedule B to Bank at the end of any quarter in which such Grantor registers or otherwise adopts or acquires any Trademark not listed on Schedule A hereto or enters into any Trademark license not listed on Schedule B hereto, and to duly and promptly execute and deliver, or have duly and promptly executed and delivered, at the cost and expense of such Grantor, such further instruments or documents (in form and substance reasonably satisfactory to Bank), and promptly perform, or cause to be promptly performed, upon the request of Bank, any and all acts, in all cases, as may be necessary, proper or advisable from time to time, in the reasonable judgment of Bank, to carry out the provisions and purposes of the Loan Agreement and this Trademark Security Agreement, and to provide, perfect and preserve the liens of Bank granted pursuant to the Loan Agreement, this Trademark Security Agreement and the other Loan Documents in the Trademark Collateral or any portion thereof.

Each Grantor agrees that if any Person shall do or perform any act(s) that Bank reasonably believes constitutes an infringement of any Trademark owned or held by such Grantor, or violates or infringes any right of any Grantor or Bank in the Trademark Collateral, or if any Person shall do or perform any act(s) that Bank reasonably believes constitutes an unauthorized or unlawful use of the Trademark Collateral, then and in any such event, Bank may take such reasonable steps and institute such reasonable suits or proceedings as Bank may reasonably deem advisable or necessary to prevent such act(s) and/or conduct and to secure damages and other relief by reason thereof, and to generally take such steps as may be advisable or necessary or proper for the full protection of the rights of the parties in the Trademark Collateral if either (a) the applicable Grantor fails to take any action necessary to protect the rights of such Grantor or Bank in the Trademark Collateral within 30 days following its receipt of a written notice from Bank, or (b) there exists an ongoing Event of Default (in which event Bank may take such steps and institute such suits or proceedings without notice). Bank may take such steps or institute such suits or proceedings in its own name or in the name of any of the Grantors or in the names of the parties jointly. Bank hereby agrees to promptly give the Grantors notice of any steps taken, or any suits or proceedings instituted, by Bank pursuant to this paragraph and each of the Grantors agrees to assist Bank with any steps taken, or any suits or proceedings instituted by Bank pursuant to this paragraph at the Grantors’ sole expense.

This security interest is granted in conjunction with the security interests granted to Bank pursuant to the Loan Agreement. Each of the Grantors and Bank do hereby further acknowledge and affirm that the rights and remedies of Bank with respect to the security interest made and granted hereby are subject to, and more fully set forth in, the Loan Agreement, the terms and provisions of which are incorporated by reference herein as if fully set forth herein.

This Trademark Security Agreement is made for collateral purposes only. At such time as Bank’s commitment to make Credit Extensions under the Loan Agreement have terminated and all Obligations have been paid in full and performed, Bank shall promptly execute and deliver to the Grantors, at the Grantors’ request and expense, without representation, warranty or recourse, all releases and reassignments, termination statements and other instruments as may be reasonably necessary or advisable to terminate the security interest of Bank in the Trademark Collateral, subject to any disposition thereof that may have been made by Bank pursuant to the terms hereof or of the Loan Agreement.

So long as no Event of Default shall have occurred and be continuing, and subject always to the various provisions of the Loan Agreement and the other Loan Documents to which it is a party, the Grantors may use, license and exploit the Trademark Collateral in any lawful manner permitted under the Loan Agreement and the other Loan Documents.

THIS TRADEMARK SECURITY AGREEMENT, AND ALL DISPUTES AND OTHER MATTERS RELATING HERETO OR ARISING HEREFROM (WHETHER SOUNDING IN CONTRACT LAW, TORT LAW OR OTHERWISE), SHALL BE GOVERNED BY, AND SHALL BE CONSTRUED AND ENFORCED IN ACCORDANCE WITH, THE LAWS OF THE STATE OF CALIFORNIA, WITHOUT REGARD TO CONFLICTS OF LAWS PRINCIPLES.

This Trademark Security Agreement, and any modifications or amendments hereto may be executed in any number of counterparts, each of which when so executed and delivered shall constitute an original for all purposes, but all such counterparts taken together shall constitute but one and the same instrument. Delivery of an executed counterpart of a signature page of this Trademark Security Agreement by facsimile or transmitted electronically in a Tagged Image Format File (“TIFF”), Portable Document Format (“PDF”) or other electronic format sent by electronic mail shall be effective as delivery of a manually executed counterpart of this Trademark Security Agreement. This Trademark Security Agreement shall become effective when it shall have been executed by each party hereto. Any party delivering an executed counterpart of this Trademark Security Agreement by facsimile or by email shall also deliver a manually executed counterpart of this Trademark Security Agreement, but failure to do so shall not affect the validity, enforceability or binding effect of this Trademark Security Agreement, and the parties hereby waive any right they may have to object to said treatment.

All notices and other communications provided under this Trademark Security Agreement shall be delivered in such form, manner and address as provided in Section 13 of the Loan Agreement.

Any provision of this Trademark Security Agreement which is invalid, illegal or unenforceable in any jurisdiction shall, as to such jurisdiction, be ineffective to the extent of such invalidity, illegality or unenforceability without invalidating the remaining provisions hereof, and any such invalidity, illegality or unenforceability in any jurisdiction shall not invalidate or render unenforceable such provision in any other jurisdiction.

No amendment, modification, rescission, waiver or release of any provision of this Trademark Security Agreement, and no consent to any departure therefrom shall in any event be effective unless signed by Bank (whose signature shall be delivered only in accordance with the applicable provisions of the Loan Agreement) and Grantor. Any waiver or consent shall be effective only in the specific instance and for the specific purpose for which it is given.

This Trademark Security Agreement shall bind and inure to the benefit of the parties hereto and their successors and permitted assigns (as determined pursuant to the Loan Agreement), but neither this Trademark Security Agreement nor any of the rights or interests hereunder shall be assigned by Grantor (including its successors and permitted assigns) without the prior written consent of Bank (which shall be provided only in accordance with the applicable provisions of the Loan Agreement), and any attempted assignment without such consent shall be null and void.

If any conflict or inconsistency exists between this Trademark Security Agreement and the Loan Agreement, the Loan Agreement shall govern.

[Signature Pages Follow]

IN WITNESS WHEREOF, each Grantor has caused this Trademark Security Agreement to be duly executed by its duly authorized signatory as of the date first set forth above.

GRANTORS:

CINEVERSE CORP.

By: /s/ Gary S. Loffredo
Name: Gary S. Loffredo
Title: President, Chief Operating Officer,
General Counsel and Secretary

CINEVERSE ENTERTAINMENT CORP.
CINEVERSE OTT HOLDINGS, LLC
CINEDIGM PRODUCTIONS, LLC
COMIC BLITZ II LLC
DOCURAMA, LLC
DOVE FAMILY CHANNEL, LLC

By: /s/ Gary S. Loffredo
Name: Gary S. Loffredo
Title: Senior Vice President & Secretary

CINEVERSE ENTERTAINMENT HOLDINGS, LLC
CINEVERSE HOME ENTERTAINMENT, LLC
CON TV, LLC
VISTACHIARA PRODUCTIONS INC.

By: /s/ Gary S. Loffredo
Name: Gary S. Loffredo
Title: Secretary

[Signature Page to Trademark Security Agreement]

ACCESS DIGITAL MEDIA, INC.
CHRISTIE/AIX, INC.
CINEDIGM DC HOLDINGS, LLC
CINEDIGM DIGITAL FUNDING I, LLC
FANDOR ACQUISITION LLC
FOUNDATIONTV, INC.

By: /s/ Gary S. Loffredo
Name: Gary S. Loffredo
Title: President

ASIAN MEDIA RIGHTS LLC

By: /s/ Gary S. Loffredo
Name: Gary S. Loffredo
Title: Chief Operating Officer, General Counsel
and Secretary

BLOODY DISGUSTING ACQUISITION LLC
SCREAMBOX ACQUISITION LLC
TFD ACQUISITION LLC

By: /s/ Gary S. Loffredo
Name: Gary S. Loffredo
Title: Chief Operating Officer and Secretary

VIEWSTER, LLC

By: /s/ Gary S. Loffredo
Name: Gary S. Loffredo
Title: Chief Operating Officer

[Signature Page to Trademark Security Agreement]

CINEDIGM INDIA PRIVATE LIMITED

By: /s/ Gary S. Loffredo
Name: Gary S. Loffredo
Title: Authorized Person

CINEVERSE TERRIFIER LLC

By: /s/ Gary S. Loffredo

Name: Gary S. Loffredo

Title: Authorized Person

CINEVERSE MATCHPOINT LLC

By: /s/ Gary S. Loffredo

Name: Gary S. Loffredo

Title: Chief Legal Officer

[Signature Page to Trademark Security Agreement]

ACCEPTED:

EAST WEST BANK

By: /s/ David Acosta
Name: David Acosta
Title: Managing Director

[Signature Page to Trademark Security Agreement]

Schedule A
to Trademark Security Agreement

TRADEMARKS

TRADEMARKS AND TRADEMARK APPLICATIONS

United States Trademarks and Applications

Mark/Name	App. No./ Reg. No.	pp. Date	Reg. Date	Owner/Design ations	Full Goods/Services	Status/Status Date
CINEDIGM	RN: 3934870 SN: 77618952	Novem ber 20, 2008	March 22, 2011	Cineverse Corp. (Delaware Corp.)

(Int’l Class: 39)
storage of electronic media, namely, images, text and audio data (Int’l Class: 41) entertainment services, namely, distribution of motion pictures, sporting events, television programming, television short segments featuring news and information about sports, cartoons, concerts, and plays, by satellite, telephone lines, cable, fiber optics, and internet; leasing of digital cinema projection systems (Int’l Class: 42)
providing managed technical services, namely, monitoring the telecommunications, digital projection, and computer systems of others for

Renewed, June 11, 2021

Schedule A

Mark/Name	App. No./ Reg. No.	pp. Date	Reg. Date	Owner/Design ations	Full Goods/Services	Status/Status Date
technical purposes and providing back-up computer programs and facilities
C and Design	RN: 4867456 SN: 85923259	May 3, 2013	Decemb er 8, 2015	Cineverse Corp. (Delaware Corp.)

(Int’l Class: 35)
distributorships in the field of pre-recorded video cassettes and audio recordings and dvds; on-line ordering services featuring pre-recorded video cassettes and audio recordings and dvds

Registered December 8, 2015
C and Design	RN: 7581279 SN: 97769827	January 26, 2023	November 26, 2024	Cineverse Corp. (Delaware Corp.)

(Int’l Class: 38)
Broadcasting and streaming of audio-visual media content in the fields of news, entertainment, sports, comedy, drama, music, documentaries and music videos via a global computer network; ott (over-the-top) digital subscription services, namely, electronic data transmission and streaming of digital media content in the fields of news, entertainment, sports, comedy, drama, music,

Registered Declaration of Use (8&15) Due November 26, 2030

Schedule A

Mark/Name	App. No./ Reg. No.	pp. Date	Reg. Date	Owner/Design ations	Full Goods/Services	Status/Status Date

documentaries and music videos

(Int’l Class: 41) Entertainment services in the nature of providing programs and content, namely, movies, ongoing television programs, non-downloadable video clips, graphics and information relating to movies and television programs featuring news, entertainment, sports, comedy, drama, music, documentaries and music videos via the internet, electronic communications networks, computer networks and wireless communications networks; interactive online entertainment in the nature of a website containing non-downloadable photographic, video, audio and prose presentations, video clips and other multimedia materials relating to movies and television programs in the fields of news,

Schedule A

Mark/Name	App. No./ Reg. No.	pp. Date	Reg. Date	Owner/Design ations	Full Goods/Services	Status/Status Date
entertainment, sports, comedy, drama, music, documentaries and music videos distributed via various platforms across multiple forms of transmission media
CINEVERSE and Design	RN: 7581280 SN: 97769844	January 26, 2023	November 26, 2024	Cineverse Corp. (Delaware Corp.)

(Int’l Class: 38)
Broadcasting and streaming of audio-visual media content in the fields of news, entertainment, sports, comedy, drama, music, documentaries and music videos via a global computer network; ott (over-the-top) digital subscription services, namely, electronic data transmission and streaming of digital media content in the fields of news, entertainment, sports, comedy, drama, music, documentaries and music videos

(Int’l Class: 41) Entertainment services in the nature of providing programs and

Registered Declaration of Use (8&15) Due November 26, 2030

Schedule A

Mark/Name	App. No./ Reg. No.	pp. Date	Reg. Date	Owner/Design ations	Full Goods/Services	Status/Status Date

content, namely, movies, ongoing television programs, non-downloadable video clips, graphics and information relating to movies and television programs featuring news, entertainment, sports, comedy, drama, music, documentaries and music videos via the internet, electronic communications networks, computer networks and wireless communications networks; interactive online entertainment in the nature of a website containing non-downloadable photographic, video, audio and prose presentations, video clips and other multimedia materials relating to movies and television programs in the fields of news, entertainment, sports, comedy, drama, music, documentaries and music videos distributed via various platforms across multiple

Schedule A

Mark/Name	App. No./ Reg. No.	pp. Date	Reg. Date	Owner/Design ations	Full Goods/Services	Status/Status Date
forms of transmission media
DOCURAMA	RN: 4710761 SN: 86227358	March 20, 2014	March 31, 2015	Cineverse Corp. (Delaware Corp.)

(Int’l Class: 41)
provision of non-downloadable films, shows and movies via a video-on-demand service, featuring, movies, television programs and clips in the fields of comedy, drama, action, variety, adventure, sports, musicals, current events and entertainment news, documentary and animation

Section 8 & 15-Accepted and Acknowledged, July 17, 2021
DOCURAMA	RN: 2723312 SN: 76297101	August 7, 2001	June 10, 2003	Cineverse Corp. (Delaware Corp.)	(Int’l Class: 35) online retail stores and wholesale stores featuring videos and dvd’s	Renewed June 18, 2024
DOCURAMA	RN: 3444021 SN: 77188472	May 23, 2007	June 10, 2008	Cineverse Corp. (Delaware Corp.)	(Int’l Class: 41) rental of videos and dvd’s; motion picture film production for theatrical distribution and publishing of videos and dvd’s	Renewed November 2, 2018
EVERYTHING ELSE IS PURE FICTION	RN: 2761077 SN: 76405134	May 10, 2002	Septem ber 9, 2003	Cineverse Corp. (Delaware Corp.)	(Int’l Class: 35) computerized on-line ordering services featuring dvd’s; wholesale	Renewed June 13, 2024

Schedule A

Mark/Name	App. No./ Reg. No.	pp. Date	Reg. Date	Owner/Design ations	Full Goods/Services	Status/Status Date
ordering services featuring dvd’s
FLATIRON FILM COMPANY	RN: 3932071 SN: 77862410	Novem ber 2, 2009	March 15, 2011	Cineverse Corp. (Delaware Corp.)	(Int’l Class: 41) motion picture film production; production of television programs	Renewed June 11, 2021
THE BIGGER PICTURE	RN: 6656066 SN: 90052822	July 14, 2020	March 1, 2022	Cineverse Corp. (Delaware Corp.)	(Int’l Class: 41) Multimedia entertainment services in the nature of recording, production and post-production services in the fields of music, video, and films	Registered: 8&15 Due: March 1, 2028 Renewal Due: March 2, 2032
GREATEST HEROES AND LEGENDS OF THE BIBLE	RN: 2336886 SN: 75606097	Decemb er 15, 1998	March 28, 2000	Cineverse Corp. (Delaware Corp.)	(Int’l Class: 09) Series of prerecorded video programs featuring animated bible stories.	Renewal Due: March 28, 2030
CONTV	RN: 4740659 SN: 86276167	May 8, 2014	May 19, 2018	Con TV, LLC (Delaware Limited Liability Company)

(Int’l Class: 38) Streaming of audiovisual and multimedia content via the internet; transmission and delivery of audiovisual and multimedia content via the internet; video-on-demand transmission services.

Renewal Due: May 19, 2025

Schedule A

Mark/Name	App. No./ Reg. No.	pp. Date	Reg. Date	Owner/Design ations	Full Goods/Services	Status/Status Date
CONTV	RN: 4740660 SN: 86276177	May 8, 2014	May 19, 2015	Cineverse Corp. (Delaware Corp.)

(Int’l Class 41) Entertainment and educational services, namely, providing non-downloadable movies and television shows via a video-on-demand service, as well as information regarding movies and television shows; providing a website featuring non-downloadable television shows, movies, and multimedia entertainment content, as well as information regarding television shows, movies, and multimedia entertainment content.

Renewal Due: May 19, 2025
AFROCRUSH	SN: 97497560	July 11, 2022	N/A	Cineverse Corp. (Delaware Corporation )

(Int’l Class 38) Broadcasting, webcasting, streaming, and transmission of audio-visual media content and video-on-demand content via the internet and electronic communications networks; television broadcasting to mobile devices, namely, mobile

Pending/Allowed Statement of Use or 3rd Extension due April 17, 2025

Schedule A

Mark/Name	App. No./ Reg. No.	pp. Date	Reg. Date	Owner/Design ations	Full Goods/Services	Status/Status Date

phones, smartphones, laptops, and tablets.

(Int’l Class 41) Education and entertainment services, namely, online services providing audio-visual content in the fields of comedy, drama, action, adventure, sports, musicals, current events, entertainment news, and documentaries; entertainment services in the nature of providing non-downloadable entertainment content via the internet and electronic communications networks, namely, movies, television series, television programs, and video clips in the fields of comedy, drama, action, adventure, sports, musicals, current events, entertainment news, and documentaries; providing a website featuring audio-visual content, specifically, movies,

Schedule A

Mark/Name	App. No./ Reg. No.	pp. Date	Reg. Date	Owner/Design ations	Full Goods/Services	Status/Status Date
television series, television programs, and video clips in the fields of comedy, drama, action, adventure, sports, musicals, current events, entertainment news, and documentaries.
ASIANCRUSH	RN: 7154749 SN: 97483223	June 30, 2022	N/A	Cineverse Corp. (Delaware Corp.)

(Int’l Class 38) Broadcasting, webcasting, streaming, and transmission of audio-visual media content and video-on-demand content via the internet and electronic communications networks; television broadcasting to mobile devices, namely, mobile phones, smartphones, laptops, and tablets.

(Int’l Class 41) Education and entertainment services, namely, online services providing audio-visual content in the fields of comedy, drama, action, adventure, sports, musicals, current events,

Registered Declaration of Use (8&15) Due Sept. 5, 2029

Schedule A

Mark/Name	App. No./ Reg. No.	pp. Date	Reg. Date	Owner/Design ations	Full Goods/Services	Status/Status Date

entertainment news, and documentaries; entertainment services in the nature of providing non-downloadable entertainment content via the internet and electronic communications networks, namely, movies, television series, television programs, and video clips in the fields of comedy, drama, action, adventure, sports, musicals, current events, entertainment news, and documentaries; providing a website featuring audio-visual content, specifically, movies, television series, television programs, and video clips in the fields of comedy, drama, action, adventure, sports, musicals, current events, entertainment news, and documentaries.

BRINGING QUEER CINEMA OUT	RN: 7210839 SN: 97497549	July 11, 2022	N/A	Cineverse Corp. (Delaware Corp.)	(Int’l Class 41) Education and entertainment services, namely, online services	Registered Declaration of Use (8&15) Due Nov. 7, 2029

Schedule A

Mark/Name	App. No./ Reg. No.	pp. Date	Reg. Date	Owner/Design ations	Full Goods/Services	Status/Status Date
OF THE CLOSET

providing audio-visual content in the fields of comedy, drama, action, adventure, sports, musicals, current events, entertainment news, and documentaries; entertainment services in the nature of providing non-downloadable entertainment content via the internet and electronic communications networks, namely, movies, television series, television programs, and video clips in the fields of comedy, drama, action, adventure, sports, musicals, current events, entertainment news, and documentaries; providing a website featuring audio-visual content, specifically, movies, television series, television programs, and video clips in the fields of comedy, drama, action, adventure, sports, musicals, current events,

Schedule A

Mark/Name	App. No./ Reg. No.	pp. Date	Reg. Date	Owner/Design ations	Full Goods/Services	Status/Status Date
entertainment news, and documentaries
C-CRUSH	RN: 7154750 SN: 97483234	June 30, 2022	N/A	Cineverse Corp. (Delaware Corp.)

(Int’l Class 38) Broadcasting, webcasting, streaming, and transmission of audio-visual media content and video-on-demand content via the internet and electronic communications networks; television broadcasting to mobile devices, namely, mobile phones, smartphones, laptops, and tablets.

(Int’l Class 41) Education and entertainment services, namely, online services providing audio-visual content in the fields of comedy, drama, action, adventure, sports, musicals, current events, entertainment news, and documentaries; entertainment services in the nature of providing non-downloadable entertainment content via the

Registered Declaration of Use (8&15) Due Sept. 5, 2029

Schedule A

Mark/Name	App. No./ Reg. No.	pp. Date	Reg. Date	Owner/Design ations	Full Goods/Services	Status/Status Date

internet and electronic communications networks, namely, movies, television series, television programs, and video clips in the fields of comedy, drama, action, adventure, sports, musicals, current events, entertainment news, and documentaries; providing a website featuring audio-visual content, specifically, movies, television series, television programs, and video clips in the fields of comedy, drama, action, adventure, sports, musicals, current events, entertainment news, and documentaries.

CINEHOUSE	RN: 7018963 SN: 97483231	June 30, 2022	N/A	Cineverse Corp. (Delaware Corp.)

(Int’l Class 38) Broadcasting, webcasting, streaming, and transmission of audio-visual media content and video-on-demand content via the internet and electronic communications networks; television broadcasting to

Registered Declaration of Use (8&15) Due April 4, 2029

Schedule A

Mark/Name	App. No./ Reg. No.	pp. Date	Reg. Date	Owner/Design ations	Full Goods/Services	Status/Status Date

mobile devices, namely, mobile phones, smartphones, laptops, and tablets.

(Int’l Class 41) Education and entertainment services, namely, online services providing audio-visual content in the fields of comedy, drama, action, adventure, sports, musicals, current events, entertainment news, and documentaries; entertainment services in the nature of providing non-downloadable entertainment content via the internet and electronic communications networks, namely, movies, television series, television programs, and video clips in the fields of comedy, drama, action, adventure, sports, musicals, current events, entertainment news, and documentaries; providing a website featuring

Schedule A

Mark/Name	App. No./ Reg. No.	pp. Date	Reg. Date	Owner/Design ations	Full Goods/Services	Status/Status Date

audio-visual content, specifically, movies, television series, television programs, and video clips in the fields of comedy, drama, action, adventure, sports, musicals, current events, entertainment news, and documentaries.

CINEVERSE	RN: 6971926 SN: 97168719	Decemb er 13, 2021	N/A	Cineverse Corp. (Delaware Corp.)

(Int’l Class 38) Broadcasting, webcasting, streaming, and transmission of audio-visual media content and video-on-demand content via the internet and electronic communications networks; television broadcasting to mobile devices, namely, mobile phones, smartphones, laptops, and tablets.

(Int’l Class 41) Education and entertainment services, namely, online services providing audio-visual content in the fields of comedy, drama, action, adventure, sports,

Registered Declaration of Use (8&15) Due February 7, 2029

Schedule A

Mark/Name	App. No./ Reg. No.	pp. Date	Reg. Date	Owner/Design ations	Full Goods/Services	Status/Status Date

musicals, current events, entertainment news, and documentaries; entertainment services in the nature of providing non-downloadable entertainment content via the internet and electronic communications networks, namely, movies, television series, television programs, and video clips in the fields of comedy, drama, action, adventure, sports, musicals, current events, entertainment news, and documentaries; providing a website featuring audio-visual content, specifically, movies, television series, television programs, and video clips in the fields of comedy, drama, action, adventure, sports, musicals, current events, entertainment news, and documentaries.

COCOPRO	RN: 7358055	July 6, 2022	N/A	Cineverse Corp.	(Int’l Class 38) Broadcasting, webcasting,	Registered Declaration of

Schedule A

Mark/Name	App. No./ Reg. No.	pp. Date	Reg. Date	Owner/Design ations	Full Goods/Services	Status/Status Date
	SN: 97491037			(Delaware Corp.)

streaming, and transmission of audio-visual media content and video-on-demand content via the internet and electronic communications networks; television broadcasting to mobile devices, namely, mobile phones, smartphones, laptops, and tablets.

(Int’l Class 41) Education and entertainment services, namely, online services providing audio-visual content in the fields of comedy, drama, action, adventure, sports, musicals, current events, entertainment news, and documentaries; entertainment services in the nature of providing non-downloadable entertainment content via the internet and electronic communications networks, namely, movies, television series, television

Use (8&15) Due April 16, 2030

Schedule A

Mark/Name	App. No./ Reg. No.	pp. Date	Reg. Date	Owner/Design ations	Full Goods/Services	Status/Status Date

programs, and video clips in the fields of comedy, drama, action, adventure, sports, musicals, current events, entertainment news, and documentaries; providing a website featuring audio-visual content, specifically, movies, television series, television programs, and video clips in the fields of comedy, drama, action, adventure, sports, musicals, current events, entertainment news, and documentaries.

CRIME HUNTERS	SN: 97497817	July 11, 2022	N/A	Cineverse Corp. (Delaware Corporation )

(Int’l Class 38) Broadcasting, webcasting, streaming, and transmission of audio-visual media content and video-on-demand content via the internet and electronic communications networks; television broadcasting to mobile devices, namely, mobile phones, smartphones, laptops, and tablets.

Pending/Allowed Statement of Use or 3rd Extension due April 17, 2025

Schedule A

Mark/Name	App. No./ Reg. No.	pp. Date	Reg. Date	Owner/Design ations	Full Goods/Services	Status/Status Date

(Int’l Class 41) Education and entertainment services, namely, online services providing audio-visual content in the fields of comedy, drama, action, adventure, sports, musicals, current events, entertainment news, and documentaries; entertainment services in the nature of providing non-downloadable entertainment content via the internet and electronic communications networks, namely, movies, television series, television programs, and video clips in the fields of comedy, drama, action, adventure, sports, musicals, current events, entertainment news, and documentaries; providing a website featuring audio-visual content, specifically, movies, television series, television programs, and video clips in the fields of comedy,

Schedule A

Mark/Name	App. No./ Reg. No.	pp. Date	Reg. Date	Owner/Design ations	Full Goods/Services	Status/Status Date
drama, action, adventure, sports, musicals, current events, entertainment news, and documentaries.
EL MANGO	RN: 7018970 SN: 97491075	July 6, 2022	N/A	Cineverse Corp. (Delaware Corp.)

(Int’l Class 41) Education and entertainment services, namely, online services providing audio-visual content in the fields of comedy, drama, action, adventure, sports, musicals, current events, entertainment news, and documentaries; entertainment services in the nature of providing non-downloadable entertainment content via the internet and electronic communications networks, namely, movies, television series, television programs, and video clips in the fields of comedy, drama, action, adventure, sports, musicals, current events, entertainment news, and documentaries; providing a website

Registered Declaration of Use (8&15) Due April 4, 2029

Schedule A

Mark/Name	App. No./ Reg. No.	pp. Date	Reg. Date	Owner/Design ations	Full Goods/Services	Status/Status Date

featuring audio-visual content, specifically, movies, television series, television programs, and video clips in the fields of comedy, drama, action, adventure, sports, musicals, current events, entertainment news, and documentaries.

HALLYU KORNER	RN: 7018971 SN: 97491082	July 6, 2022	N/A	Cineverse Corp. (Delaware Corp.)

(Int’l Class 41) Education and entertainment services, namely, online services providing audio-visual content in the fields of comedy, drama, action, adventure, sports, musicals, current events, entertainment news, and documentaries; entertainment services in the nature of providing non-downloadable entertainment content via the internet and electronic communications networks, namely, movies, television series, television programs, and video clips in the fields of

Registered Declaration of Use (8&15) Due April 4, 2029

Schedule A

Mark/Name	App. No./ Reg. No.	pp. Date	Reg. Date	Owner/Design ations	Full Goods/Services	Status/Status Date

comedy, drama, action, adventure, sports, musicals, current events, entertainment news, and documentaries; providing a website featuring audio-visual content, specifically, movies, television series, television programs, and video clips in the fields of comedy, drama, action, adventure, sports, musicals, current events, entertainment news, and documentaries.

K-CRUSH	RN: 7154796 SN: 97491066	July 6, 2022	N/A	Cineverse Corp. (Delaware Corp.)

(Int’l Class 41) Education and entertainment services, namely, online services providing audio-visual content in the fields of comedy, drama, action, adventure, sports, musicals, current events, entertainment news, and documentaries; entertainment services in the nature of providing non-downloadable entertainment content via the internet and

Registered Declaration of Use (8&15) Due Sept. 5, 2029

Schedule A

Mark/Name	App. No./ Reg. No.	pp. Date	Reg. Date	Owner/Design ations	Full Goods/Services	Status/Status Date

electronic communications networks, namely, movies, television series, television programs, and video clips in the fields of comedy, drama, action, adventure, sports, musicals, current events, entertainment news, and documentaries; providing a website featuring audio-visual content, specifically, movies, television series, television programs, and video clips in the fields of comedy, drama, action, adventure, sports, musicals, current events, entertainment news, and documentaries.

KMTV	RN: 6957707 SN: 97491092	July 6, 2022	N/A	Cineverse Corp. (Delaware Corp.)	(Int’l Class 09) Downloadable mobile software application for streaming audiovisual and multimedia content via the internet and global communications networks; downloadable software for streaming	Registered Declaration of Use (8&15) Due January 17, 2029

Schedule A

Mark/Name	App. No./ Reg. No.	pp. Date	Reg. Date	Owner/Design ations	Full Goods/Services	Status/Status Date
audiovisual and multimedia content to mobile digital electronic devices
LONESTAR	RN: 6614805 SN: 90553479	March 1, 2021	January 11, 2022	Cineverse Corp. (Delaware Corp.)	(Int’l Class 41) Entertainment services, namely, an ongoing series featuring western classics provided through television and web-based streaming media platforms	Registered Declaration of Use (8&15) Due January 11, 2028
MATCHPOINT	RN: 5856789 SN: 88308815	Februar y 20, 2019	Septem ber 10, 2019	Cineverse Corp. (Delaware Corporation )

(Int’l Class 42) Platform as a service (paas) featuring computer software platforms for distributing content and creating ott (over the top) and media subscription services, for use by content distributors, ott service operators, web publishers, and oems; software as a service (saas) featuring computer software platforms for distributing content and creating (over the top) and media subscription services, for use by content distributors, ott service operators,

Registered Declaration of Use (8&15) Due March 10, 2026

Schedule A

Mark/Name	App. No./ Reg. No.	pp. Date	Reg. Date	Owner/Design ations	Full Goods/Services	Status/Status Date
web publishers, and oems.
MIDNIGHT PULP	RN: 7018975 SN: 97493129	July 7, 2022	N/A	Cineverse Corp. (Delaware Corp.)

(Int’l Class 38) Broadcasting, webcasting, streaming, and transmission of audio-visual media content and video-on-demand content via the internet and electronic communications networks; television broadcasting to mobile devices, namely, mobile phones, smartphones, laptops, and tablets.

(Int’l Class 41) Education and entertainment services, namely, online services providing audio-visual content in the fields of comedy, drama, action, adventure, sports, musicals, current events, entertainment news, and documentaries; entertainment services in the nature of providing non-downloadable entertainment content via the

Registered Declaration of Use (8&15) Due April 4, 2029

Schedule A

Mark/Name	App. No./ Reg. No.	pp. Date	Reg. Date	Owner/Design ations	Full Goods/Services	Status/Status Date

internet and electronic communications networks, namely, movies, television series, television programs, and video clips in the fields of comedy, drama, action, adventure, sports, musicals, current events, entertainment news, and documentaries; providing a website featuring audio-visual content, specifically, movies, television series, television programs, and video clips in the fields of comedy, drama, action, adventure, sports, musicals, current events, entertainment news, and documentaries.

QTTV	RN: 7210833 SN: 97497135	July 6, 2022	N/A	Cineverse Corp. (Delaware Corp.)

(Int’l Class 41) Education and entertainment services, namely, online services providing audio-visual content in the fields of comedy, drama, action, adventure, sports, musicals, current events, entertainment news,

Registered Declaration of Use (8&15) Due November 7, 2029

Schedule A

Mark/Name	App. No./ Reg. No.	pp. Date	Reg. Date	Owner/Design ations	Full Goods/Services	Status/Status Date

and documentaries; entertainment services in the nature of providing non-downloadable entertainment content via the internet and electronic communications networks, namely, movies, television series, television programs, and video clips in the fields of comedy, drama, action, adventure, sports, musicals, current events, entertainment news, and documentaries; providing a website featuring audio-visual content, specifically, movies, television series, television programs, and video clips in the fields of comedy, drama, action, adventure, sports, musicals, current events, entertainment news, and documentaries.

RETRO CRUSH	RN: 7210838 SN: 97497521	July 11, 2022	N/A	Cineverse Corp. (Delaware Corp.)	(Int’l Class 38) Broadcasting, webcasting, streaming, and transmission of audio-visual media	Registered Declaration of Use (8&15) Due November 7, 2029

Schedule A

Mark/Name	App. No./ Reg. No.	pp. Date	Reg. Date	Owner/Design ations	Full Goods/Services	Status/Status Date

content and video-on-demand content via the internet and electronic communications networks; television broadcasting to mobile devices, namely, mobile phones, smartphones, laptops, and tablets.

(Int’l Class 41) Education and entertainment services, namely, online services providing audio-visual content in the fields of comedy, drama, action, adventure, sports, musicals, current events, entertainment news, and documentaries; entertainment services in the nature of providing non-downloadable entertainment content via the internet and electronic communications networks, namely, movies, television series, television programs, and video clips in the fields of comedy, drama,

Schedule A

Mark/Name	App. No./ Reg. No.	pp. Date	Reg. Date	Owner/Design ations	Full Goods/Services	Status/Status Date

action, adventure, sports, musicals, current events, entertainment news, and documentaries; providing a website featuring audio-visual content, specifically, movies, television series, television programs, and video clips in the fields of comedy, drama, action, adventure, sports, musicals, current events, entertainment news, and documentaries.

RETROCRUSH – SHOUJO	RN: 7210837 SN: 97497440	July 11, 2022	N/A	Cineverse Corp. (Delaware Corp.)

(Int’l Class 41) Education and entertainment services, namely, online services providing audio-visual content in the field of anime; entertainment services in the nature of providing non-downloadable entertainment content via the internet and electronic communications networks, namely, movies, television series, television programs, and video clips in the field of

Registered Declaration of Use (8&15) Due November 7, 2029

Schedule A

Mark/Name	App. No./ Reg. No.	pp. Date	Reg. Date	Owner/Design ations	Full Goods/Services	Status/Status Date
anime; providing a website featuring audio-visual content, specifically, movies, television series, television programs, and video clips in the field of anime

[End of Schedule A]

Schedule A

Schedule B
to Trademark Security Agreement

TRADEMARK LICENSES

Trademark	Country	Owner	Licensee (Grantor)	Application No.	Date of Application	Registration No.	Date of Registration

[End of Schedule B]

Schedule B